GENERAL BILL OF SALE AND ASSIGNMENT
                       -----------------------------------


KNOW  ALL  MEN  BY  THESE  PRESENTS:

That Systems Atlanta Commercial Systems, Inc., a Georgia corporation, ("Company") for good and valuable consideration received from Pomeroy Computer Resources, Inc., a Delaware corporation ("Purchaser No. 1"), does hereby, in accordance with the terms and conditions of the Asset Purchase Agreement, dated May 6, 1999 (the "Agreement"), by, between and among Company, Purchaser No. 1, Purchaser No. 2 and B. Scott Dobson, Charley G. Dobson, Betty H. Dobson and Tyler H. Dobson, sell, assign, transfer, convey, deliver and confirm to Purchaser No. 1, its successors and assigns, or its nominee, those certain assets of Company ("Purchased Assets No. 1") described in the Agreement as the Purchased Assets No. 1, relating to Company's Business No. 1 as described in the Agreement, which Purchased Assets No. 1 shall include without limitation:

     The Purchased Assets No. 1 but excluding the Excluded Assets as defined in the Agreement.

TO  HAVE  AND  TO  HOLD  to Purchaser No. 1, its successors and assigns forever.

Company hereby represents, warrants and covenants that, at and until delivery of this General Bill of Sale and Assignment, Company has good title to the Purchased Assets No. 1, free and clear of any imperfections of title, liens, encumbrances, charges, equities or restrictions, of any nature whatsoever; that from and after the delivery by Company to Purchaser No. 1 of this General Bill of Sale and Assignment, Purchaser No. 1 will own the Purchased Assets No. 1 and have good and marketable title thereto, free and clear of any imperfections of title, liens, encumbrances, charges, equities or restrictions of any nature whatsoever.

Company, for itself and its successors, further covenants and agrees that, in the event there are any such Purchased Assets No. 1 covered by this General Bill of Sale and Assignment which cannot be transferred or assigned by it without the consent of or notice to a third party and in respect of which any necessary consent or notice has not at the date of delivery of this General Bill of Sale and Assignment been given or obtained, the beneficial interest in and to the asset/contract shall, in any event, pass hereby to Purchaser No. 1, and Company, for itself and its successors and assigns, covenants and agrees (i) to hold and hereby declares that it holds such Purchased Assets No. 1 in trust for and for the benefit of Purchaser No. 1, its successors and assigns; (ii) if requested by Purchaser No. 1, Company will use all reasonable efforts (not including the obligation to make any payment of funds incident thereto) to obtain and secure such consents to transfer such Purchased Assets No. 1; and (iii) to make or complete such transfer or transfers as soon as reasonably possible.

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Company  hereby  further  covenants  that  it will, at any time and from time to time, at the request of Purchaser No. 1, execute and deliver to Purchaser No. 1 any new or confirmatory instrument and all other and further instruments necessary or convenient, which Purchaser No. 1 may reasonably request, to vest in Purchaser No. 1 Company's full right, title and interest in or to any of the Purchased Assets No. 1, or to enable Purchaser No. 1 to realize upon or otherwise to enjoy any such property, assets or rights or to carry into effect the intent or purpose hereof.

This General Bill of Sale and Assignment, being further documentation of the transfers, conveyances and assignments provided in the Agreement, does not expand or limit the rights and obligations provided in said Agreement.

This instrument shall be binding upon, inure to the benefit of and be enforceable by the Company and Purchaser No. 1 and their respective successors and assigns.

Any capitalized terms used, but not defined herein, shall have the definition set forth in the Agreement.

IN WITNESS WHEREOF, Systems Atlanta Commercial Systems, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of this ____ day of May, 1999.

Signed  and  delivered  in                    SYSTEMS  ATLANTA  COMMERCIAL
the  presence  of                         SYSTEMS,  INC.,  a Georgia corporation


_________________________               By:  ________________________________
                                         B.  Scott  Dobson,  Vice-President

_________________________


STATE  OF________________

COUNTY  OF  ______________:  ss

     BE IT REMEMBERED, that on this _____ day of May, 1999, before me, the undersigned, a Notary Public in and for said County, personally appeared Scott Dobson, who acknowledged himself to be the Vice-President of Systems Atlanta Commercial Systems, Inc., a Georgia corporation, and that he, as such Vice-President being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice-President.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last above written.


                              ____________________________________
                              NOTARY  PUBLIC

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